EXHIBIT 10.19

Loan No. ________

JPMORGAN CHASE BANK, N.A.

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "First Amendment") is dated to be effective as of February 28, 2012, between FIRST CASH FINANCIAL SERVICES, INC. ("Borrower") and JPMORGAN CHASE BANK, N.A. ("Lender").

W I T N E S S E T H:

WHEREAS, Borrower and Lender are parties to that certain Amended and Restated Credit Agreement dated as of April 30, 2010 ( the "Loan Agreement"); and

WHEREAS, Borrower and Lender desire to amend the Loan Agreement by this First Amendment to reflect the agreements and amendments as set forth below.

NOW, THEREFORE, for and in consideration of the above premises and for other good and valuable consideration, the parties hereto agree as follows:

1.

Definitions.  All capitalized terms defined in the Loan Agreement and not otherwise defined in this First Amendment shall have the same meanings as assigned to them in the Loan Agreement when used in this First Amendment, unless the context hereof shall otherwise require or provide.

2.

Representations and Warranties.  In order to induce Lender to enter into this First Amendment, Borrower represents and warrants to Lender that:

A.

Borrower has the requisite corporate authority to execute, deliver and perform the terms and provisions of this First Amendment and the Loan Agreement as amended by this First Amendment, and Borrower has taken all corporate and other action necessary to authorize such matters; and

B.

This First Amendment and the Loan Agreement, as amended hereby, are the legal and binding obligations of Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditors' rights; and

C.

All of the representations and warranties of Borrower in the Loan Agreement, as amended by this First Amendment, are true and correct as of the date hereof.

3.

Amendments to Loan Agreement. The Loan Agreement is amended in the following manner:

(a)

The following definitions are amended and shall read in their entirety as follows:

"'Aggregate Commitment' means the aggregate of the Commitments of all Lenders, as increased and/or reduced from time to time pursuant to the terms hereof, which as of the Renewal Date shall be equal to Fifty Million and no/100 Dollars ($50,000,000.00)."

"'Facility Termination Date' means February 28, 2015, or any earlier date on which the Aggregate Commitment is reduced to zero or otherwise terminated pursuant to the terms hereof."

"'Fixed Charge Coverage Ratio' means (a) for each compliance reporting period ending in calendar year 2012, for the preceding four (4) fiscal quarters, the ratio of (i) Consolidated Net Income plus Consolidated Interest Expense plus Change in Deferred Taxes plus Consolidated Rentals plus $25,000,000.00 less cash dividends less stock repurchases to (ii) Current Maturities of Long Term Debt plus Consolidated Interest Expense, plus Consolidated Rentals, and (b) for each compliance reporting period ending after December 31, 2012, for the preceding four (4) fiscal quarters, the ratio of (y) Consolidated Net Income plus Consolidated Interest Expense plus Change in Deferred Taxes plus Consolidated Rentals less cash dividends less stock repurchases to (z) Current Maturities of Long Term Debt plus Consolidated Interest Expense, plus Consolidated Rentals."

"Guarantors@ means, collectively, Famous Pawn, Inc., First Cash, Inc., First Cash Corp., First Cash, Ltd., First Cash Management, L.L.C., FCFS MO, Inc., FCFS SC, Inc.,  FCFS OK, Inc.,  First Cash Credit, Ltd., First Cash Credit Management, L.L.C., SHAC, LLC, First Cash, S.A. de C.V., American Loan Employee Services, S.A de C.V., Cardplus, Inc., King Pawn, Inc., King Pawn II, Inc., College Park Jewelers, Inc., Maryland Precious Metals, Inc., FCFS IN, Inc., Cash & Go, S.A. de C.V., All Access Special Events, LLC, T.J. Unlimited, LLC, and their successors and assigns, and 'Guarantor' means any of the Guarantors.

"'Letter of Credit Sublimit' means, with regard to the Letters of Credit, the aggregate amount of $20,000,000.00.  The Letter of Credit Sublimit is part of, and not in addition to, the Aggregate Commitment."

"'Renewal Date' means February 28, 2012."

(b)

Section 2.19(a) of the Loan Agreement is amended to read in its entirety as follows:

"(a)

Request for Increase.  Provided there exists no Default or Unmatured Default, upon notice to the Agent (which shall promptly notify the Lenders), the Borrower may from time to time, request an increase in the Aggregate Commitment by an amount (for all such requests) not exceeding $50,000,000.00, provided that (i) any such request for an increase shall be in a minimum amount of $5,000,000.00, and (ii) the Borrower may make a maximum of three (3) such requests between the Renewal Date and the Facility Termination Date.  At the time of sending such notice, the Borrower (in consultation with the Agent) shall specify the time period within which each Lender is requested to respond (which shall in no event be less than ten [10] Business Days from the date of delivery of such notice to the Lenders)."

(c)

Section 2.20(g) of the Loan Agreement is amended to read in its entirety as follows:

"(g)

Letter of Credit Fees.  The Borrower shall pay to the Agent for the account of each Lender in accordance with its Pro Rata Share a Letter of Credit fee for each Letter of Credit equal to the Eurodollar Rate Applicable Margin (on the basis of 365 or 366 day year, as applicable) times the actual daily maximum amount available to be drawn under each such Letter of Credit.  Such fee for each Letter of Credit shall be due and payable quarterly in arrears on the fifteenth (15th) day following the last day of each of the Borrower=s fiscal quarters, commencing with the first such date to occur after the issuance of such Letter of Credit, and on the Facility Termination Date.  If there is any change in the Eurodollar Rate Applicable Margin during any fiscal quarter, the actual daily amount of each Letter of Credit shall be computed and multiplied by the Eurodollar Rate Applicable Margin separately for each period during such quarter that such Eurodollar Rate Applicable Margin was in effect."

(d)

Section 5.4 of the Loan Agreement is amended to read in its entirety as follows:

"5.4.

Financial Statements.  The September 30, 2011 consolidated financial statements of the Borrower and its Subsidiaries heretofore delivered to the Lenders were prepared in accordance with Agreement Accounting Principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended."

(e)

Section 5.5 of the Loan Agreement is amended to read in its entirety as follows:

"5.5.

Material Adverse Change.  Since September 30, 2011, there has been no change in the business, Property, condition (financial or otherwise) or results of operations of the Borrower and its Subsidiaries which could reasonably be expected to have a Material Adverse Effect."

(f)

Section 6.11 of the Loan Agreement is amended to read in its entirety as follows:

"6.11.

Indebtedness.  The Borrower will not, nor will it permit any Subsidiary to, create, incur or suffer to exist any Indebtedness, except for (a) the Loans, (b) trade debt incurred in the ordinary course of business, (c) intercompany Indebtedness, (d) endorsements of negotiable instruments in the ordinary course of business, (e) Indebtedness described in Schedule 2, (f) Subordinated Indebtedness permitted by all of the Lenders, (g) Subordinated Indebtedness which in the aggregate does not exceed the Consolidated EBITDA for the trailing twelve (12) month period, (h) contingent liabilities and indebtedness to third Persons of up to $5,000,000.00 in the aggregate during any twelve (12) month period; provided, however, the Borrower shall notify Agent of any contingent liability which exceeds $3,000,000.00, (i) any obligation of the Borrower to a Person which is generated by a permitted Financial Hedge, and (j) letters of credit (as such instruments are called in the Borrower=s credit services product) issued by the Borrower for the benefit of an independent lender."

(g)

Section 6.14 of the Loan Agreement is amended to read in its entirety as follows:

"6.14

Investments and Acquisitions.  The Borrower will not, nor will it permit any Subsidiary to, make or suffer to exist any Investments (including, without limitation, loans and advances to Subsidiaries), or commitments therefore, or to become or remain a partner in any partnership or joint venture, or to make any Acquisition of any Person, except for (a) Cash Equivalent Investments, (b) existing investments in Subsidiaries and other Investments in existence on the Closing Date, (c) the acquisition (in calendar year 2012) of all of the equity interests of Cash & Go S.A. de C.V., or (d) Acquisition Investment(s) during the preceding twelve (12) month period as long as the aggregate purchase price of such Acquisition Investment(s) do not exceed ten percent (10%) of the Consolidated Tangible Net Worth as reflected on the Borrower's most recently submitted Compliance Certificate.  For purposes of this Section 6.14, the term "Acquisition Investment" shall include, but not be limited to, investment in a newly created company with limited or no operating history and/or with limited or no tangible assets."

(h)

Section 6.19(a) of the Loan Agreement is amended to read in its entirety as follows:

"(a)

Fixed Charge Coverage Ratio.  The Borrower will not permit the Fixed Charge Coverage Ratio, determined as of the end of each of its fiscal quarters, to be less than 1.10 to 1.0."

(i)

Section 6.19(b) of the Loan Agreement is amended to read in its entirety as follows:

"(b)

Leverage Ratio.  The Borrower will not permit the Leverage Ratio, determined as of the end of each of its fiscal quarters, to be greater than 2.00 to 1.00."

(j)

Section 6.19(c) of the Loan Agreement is amended to read in its entirety as follows:

"(c)

Minimum Tangible Net Worth.  The Borrower will at all times maintain Consolidated Tangible Net Worth of not less than $180,000,000.00, increased, but not decreased, on a cumulative basis as of the last day of each fiscal year end commencing with the fiscal year that ends December 31, 2012, by an amount equal to 70% of Consolidated Net Income plus increases to additional paid in capital less the aggregate amount of Stock Repurchases accomplished and dividends paid, during the subject fiscal year.  For purposes of this Subsection 6.19(c), Consolidated Tangible Net Worth shall not include accumulated other comprehensive income."

4.

Amendments to Schedules and Appendix I.

(a)

Schedule 1 to Compliance Certificate is amended as set forth in the attachment to this First Amendment.

(b)

Schedule 1 (Subsidiaries and Other Investments) is amended as set forth in the attachment to this First Amendment.

(c)

Schedule 2 (Indebtedness and Liens) is amended as set forth in the attachment to this First Amendment.

(d)

Schedule 3 (Commitments and Pro Rata Shares) is amended as set forth in the attachment to this First Amendment.

(e)

Appendix I (Pricing Grid) is amended as set forth in the attachment to this First Amendment.

5.

Scope of Amendments.  Any and all other provisions of the Loan Agreement and the other Loan Documents are hereby amended and modified wherever necessary and even through not specifically addressed herein, so as to conform to the amendments set forth in this First Amendment.

6.

Limitation on Agreements.  The amendments set forth herein are limited in scope as described herein and shall not be deemed (a) to be a consent under, or waiver of, any other term or condition of the Loan Agreement or any of the Loan Documents, or (b) to prejudice any right or rights which Lender now has or may have in the future under, or in connection with the Loan Agreement as amended by this First Amendment or the Loan Documents.

7.

Multiple Counterparts.  This First Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this First Amendment by signing any such counterpart.

THE LOAN AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Executed to be effective as of February 28, 2012.

LENDER AND AGENT:	JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

LENDER:	WELLS FARGO BANK, N.A.

By:
Name:
Title:

BORROWER:	FIRST CASH FINANCIAL SERVICES, INC.

By:
	Name:	Rick Wessel
	Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
	Phone:	(817)460-3947
	Fax:	(817)461-7019

GUARANTORS:	Reviewed and agreed:

FAMOUS PAWN, INC., a Maryland corporation

By:
	Name:	Rick Wessel
	Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
	Phone:	(817)460-3947
	Fax:	(817)461-7019

FCFS MO, INC., a Missouri corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

FCFS OK, INC., an Oklahoma corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

FCFS SC, INC., a South Carolina corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

FIRST CASH, INC., a Nevada corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

FIRST CASH CORP., a Delaware corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

FIRST CASH, LTD., a Texas limited partnership

By:	FIRST CASH MANAGEMENT, L.L.C., a Delaware limited liability company, its General Partner

By:
	Name:	Rick Wessel
	Title:	Manager

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

FIRST CASH CREDIT, LTD., a Texas limited partnership

By:	FIRST CASH CREDIT MANAGEMENT, L.L.C., a Texas limited liability company, its General Partner

By:
	Name:	R. Douglas Orr
	Title:	Manager

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

FIRST CASH CREDIT MANAGEMENT, L.L.C., a Texas limited liability company

By:
Name:	R. Douglas Orr
Title:	Manager

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: R. Douglas Orr
Phone:	(817)460-3947
Fax:	(817)461-7019

FIRST CASH MANAGEMENT, L.L.C. a Delaware limited liability company

By:
Name:	Rick Wessel
Title:	Manager

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

SHAC, LLC, an Arkansas limited liability company

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

FIRST CASH, S.A. de C.V., an entity organized under the laws of Mexico

By:
Name:	R. Douglas Orr
Title:	Legal Representative

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: R. Douglas Orr
Phone:	(817)460-3947
Fax:	(817)461-7019

AMERICAN LOAN EMPLOYEE SERVICES S.A. de C.V., an entity organized under the laws of Mexico

By:
Name:	R. Douglas Orr
Title:	Legal Representative

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: R. Douglas Orr
Phone:	(817)460-3947
Fax:	(817)461-7019

CARDPLUS, INC., a Nevada corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

KING PAWN, INC., a Maryland corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

KING PAWN II, INC., a Maryland corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

COLLEGE PARK JEWELERS, INC., a Maryland corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

MARYLAND PRECIOUS METALS, INC., a Maryland corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

FCFS IN, INC., an Indiana corporation

By:
Name:	Rick Wessel
Title:	President

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

CASH & GO, S.A. de C.V., an entity organized under the laws of Mexico

By:
Name:	R. Douglas Orr
Title:	Legal Representative

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

ALL ACCESS SPECIAL EVENTS, LLC, an Arizona limited liability company

By:
Name:	Rick Wessel
Title:	Manager

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

T.J. UNLIMITED, LLC, an Arizona limited liability company

By:
Name:	Rick Wessel
Title:	Manager

690 East Lamar Boulevard, Suite 400
Arlington, TX 76011
Attention: Rick Wessel
Phone:	(817)460-3947
Fax:	(817)461-7019

SCHEDULE 1 TO COMPLIANCE CERTIFICATE

Compliance as of _________, ____ with
Provisions of Section 6.19
of the Agreement

Description of Covenant		Calculation as of 20

(i)	Fixed Charge Coverage Ratio
	of not less than 1.10 to 1.00		to 1.00
(Section 6.19[a] of the Agreement)

(ii)	Leverage Ratio of not greater
	than 2.00 to 1.00		to 1.00
(Section 6.19 [b] of the Agreement)

(iii)	Consolidated Tangible Net Worth		$
of not less than $180,000,000.00,
increased, but not decreased, on a
cumulative basis as of the last day
of each fiscal year end (commencing
December 31, 2012), by an amount
equal to 70% of Consolidated Net
Income plus increases to additional paid
in capital less the aggregate amount
of Stock Repurchases accomplished
and dividends paid during preceding
fiscal year. Consolidated Tangible
Net Worth does not include accumu-
lated other comprehensive income.
(Section 6.19[c] of the Agreement)

FIRST CASH FINANCIAL SERVICES,
INC.

By:
		Name:	R. Douglas Orr
		Title:	Chief Financial Officer

SCHEDULE 1

SUBSIDIARIES AND OTHER INVESTMENTS
(See Sections 5.8 and 6.14)

Famous Pawn, Inc.	Maryland	100%
CardPlus, Inc.	Nevada	100%
First Cash, S.A. de C.V.	Mexico	100%
American Loan Employee Services, S.A. de C.V.	Mexico	100%
First Cash, Ltd.	Texas	100%
First Cash Corp.	Delaware	100%
First Cash Management, LLC	Delaware	100%
First Cash, Inc.	Nevada	100%
Cash & Go, Ltd.	Texas	49.5%
Cash & Go Management, LLC	Texas	50%
First Cash Credit, Ltd.	Texas	100%
First Cash Credit Management, LLC	Texas	100%
FCFS MO, Inc.	Missouri	100%
FCFS OK, Inc.	Oklahoma	100%
FCFS SC, Inc.	South Carolina	100%
FCFS IN, Inc.	Indiana	100%
SHAC, LLC	Arkansas	100%
King Pawn, Inc.	Maryland	100%
King Pawn II, Inc.	Maryland	100%
College Park Jewelers, Inc.	Maryland	100%
Maryland Precious Metals, Inc. T.J. Unlimited, LLC All Access Special Events, LLC Cash & Go, S.A. de C.V.	Maryland Arizona Arizona Mexico	100% 100% 100% 100%

SCHEDULE 2

INDEBTEDNESS (INCLUDING SUBORDINATED INDEBTEDNESS) AND LIENS
(See Sections 5.14, 6.11, and 6.15)

BBR Unlimited, LLC	$4,900,000.00	Payments scheduled through January 10, 2015

SCHEDULE 3

COMMITMENTS
AND PRO RATA SHARES

Lender	Commitments	Pro Rata Share
JPMorgan Chase Bank, N.A.	$30,000,000.00	60%
Wells Fargo Bank, N.A.	$20,000,000.00 ______________	40% _____________
Total	$50,000,000.00	100.00%

APPENDIX I

PRICING GRID

Applicable Margin

AApplicable Margin@ means the following percentages (converted to basis points) per annum:

Applicable Margin

Closing Fee	Commitment Fee	Floating Rate Loans	Eurodollar Rate Loans (adjusted according to Leverage Ratio as of most recent test date)
25.0 bps	25.0 bps	(50.0 bps)	Less than 1.00 to 1.00 - 150.0 bps Equal to or greater than 1.00 to 1.00 but less than 1.50 to 1.00 - 175.0 bps Equal to or greater than 1.50 to 1.00 - 200.0 bps